Exhibit 99.1

5300 Town and Country Blvd., Suite 500
Frisco, Texas 75034
Telephone: (972) 668-8834
Contact: Ron Mills
VP of Finance and Investor Relations
Web Site: www.comstockresources.com

NEWS RELEASE
For Immediate Release
COMSTOCK RESOURCES, INC. REPORTS THIRD QUARTER 2022 FINANCIAL AND OPERATING RESULTS AND
ANNOUNCES REINSTATEMENT OF QUARTERLY DIVIDEND
FRISCO, TEXAS, November 1, 2022 – Comstock Resources, Inc. ("Comstock" or the "Company") (NYSE: CRK) today reported financial and operating results for the quarter ended September 30, 2022.
Highlights of 2022's Third Quarter
•Generated highest quarterly operating cash flow in the Company's history of $533 million or $1.92 per diluted share.
•Free cash flow from operations was $286 million in the quarter.
•Retired $250 million of debt in the third quarter and reduced leverage to under 1x.
•Adjusted net income to common stockholders for the quarter was $326 million or $1.18 per diluted share.
•Adjusted EBITDAX increased 93% in the quarter to a record high $598 million.
•Oil and gas sales, including realized hedging losses, were $692 million, 76% higher than 2021's third quarter.
•Strong results from Haynesville shale drilling program with 17 (15.2 net) operated wells turned to sales since our last update with an average initial production of 29 MMcf per day.
•Board of directors approved reinstatement of a quarterly common stock dividend to commence in the fourth quarter.
Commenting on the quarter, Jay Allison, the Company's Chief Executive Officer said, "Comstock delivered record cash flow and free cash flow from operations in the third quarter. The record-setting financial results we have had so far this year have repositioned our balance sheet to be a strength of the Company and has allowed us to reinstate our quarterly cash dividend."

Financial Results for the Three Months Ended September 30, 2022
Comstock's revenues in the third quarter of 2022 totaled $692.4 million (after realized hedging losses of $304.5 million). Net cash provided by operating activities (excluding changes in working capital) generated in the third quarter was $532.9 million, and net income available to common stockholders for the third quarter of 2022 was $351.2 million or $1.28 per share. Reported net income in the quarter included a pre-tax $33.2 million unrealized gain on hedging contracts held for risk management. Excluding this item and certain other items, adjusted net income available to common stockholders for the third quarter of 2022 was $325.6 million, or $1.18 per diluted share.
Comstock's production cost per Mcfe in the third quarter averaged $0.82 per Mcfe, which was comprised of $0.35 for gathering and transportation costs, $0.22 for lease operating costs, $0.19 for production and other taxes and $0.06 for cash general and administrative expenses. Production cost was $0.74 per Mcfe in the second quarter of 2022 and $0.65 in the third quarter of 2021. The increase in production cost in the quarter is attributable to the higher natural gas prices realized this year which has resulted in higher production tax and higher gathering and transportation expenses. Comstock's unhedged operating margin was 89% in the third quarter of 2022 and 85% after hedging. Comstock's margin is one of the highest in the industry.
Financial Results for the Nine Months Ended September 30, 2022
Revenues for the nine months ended September 30, 2022 totaled $1.7 billion (after realized hedging losses of $679.0 million). Net cash provided by operating activities (excluding changes in working capital) generated during the first nine months of 2022 was $1.3 billion, and income available to common stockholders was $608.0 million or $2.24 per share. Net income during the first nine months of 2022 included a pre-tax $102.6 million unrealized loss on hedging contracts held for risk management and a $46.8 million loss on early retirement of debt. Excluding these items and certain other items, adjusted net income available to common stockholders for the nine months ended September 30, 2022 was $735.0 million or $2.68 per diluted share.
Comstock's production cost per Mcfe during the nine months ended September 30, 2022 averaged $0.75 per Mcfe, which was comprised of $0.31 for gathering and transportation costs, $0.22 for lease operating costs, $0.16 for production and other taxes and $0.06 for cash general and administrative expenses. Production cost was $0.61 per Mcfe for the nine months ended September 30, 2021. The higher 2022 production costs are attributable to higher 2022 realized natural gas prices. Comstock's unhedged operating margin was 88% during the first nine months of 2022 and 84% after hedging.
Drilling Results
Comstock drilled 21 (14.8 net) operated horizontal Haynesville/Bossier shale wells in the third quarter of 2022 which had an average lateral length of 10,275 feet. The Company also participated in an additional seven (0.7 net) non-operated Haynesville shale wells in the third quarter of 2022. Comstock turned 17 (15.2 net) operated wells and 18 (0.6 net) non-operated wells to sales in the third quarter of 2022 and currently expects to turn an additional 11 (8.7 net) operated wells to sales in the fourth quarter of 2022.
Since its last operational update in August, Comstock has turned 17 (15.2 net) operated Haynesville/Bossier shale wells to sales. These wells had initial daily production rates that averaged 29 MMcf per day. The completed lateral length of these wells averaged 9,899 feet.

Reinstatement of Quarterly Dividend
Comstock's Board of Directors approved the reinstatement of the Company's quarterly cash dividend, with the first dividend to be paid in the fourth quarter of 2022, at an annual dividend rate of $0.50 per share ($0.125 per quarter). Comstock last paid a common dividend in 2014. The fourth quarter dividend will be payable on December 15, 2022 to stockholders of record at the close of business on December 1, 2022.
Earnings Call Information
Comstock has planned a conference call for 9:00 a.m. Central Time on November 2, 2022, to discuss the third quarter 2022 operational and financial results. Investors wishing to listen should visit the Company's website at www.comstockresources.com for a live webcast. Investors wishing to participate in the conference call telephonically will need to register at https://register.vevent.com/register/BI39ce5cb8026c4144ae9a888f217e28ae. Upon registering to participate in the conference call, participants will receive the dial-in number and a personal PIN number to access the conference call. On the day of the call, please dial in at least 15 minutes in advance to ensure a timely connection to the call. The conference call will also be broadcast live in listen-only mode and can be accessed via the website URL: https://edge.media-server.com/mmc/p/uhgfab48.
If you are unable to participate in the original conference call, a web replay will be available for twelve months beginning at 12:00 p.m. CT on November 2, 2022. The replay of the conference can be accessed using the webcast link: https://edge.media-server.com/mmc/p/uhgfab48.
This press release may contain "forward-looking statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and are subject to a number of factors and uncertainties which could cause actual results to differ materially from those described herein. Although the Company believes the expectations in such statements to be reasonable, there can be no assurance that such expectations will prove to be correct. Information concerning the assumptions, uncertainties and risks that may affect the actual results can be found in the Company's filings with the Securities and Exchange Commission ("SEC") available on the Company's website or the SEC's website at sec.gov.
Comstock Resources, Inc. is a leading independent natural gas producer with operations focused on the development of the Haynesville shale in North Louisiana and East Texas. The Company's stock is traded on the New York Stock Exchange under the symbol CRK.

COMSTOCK RESOURCES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021

Revenues:
Natural gas sales	$994,979	$488,303	$2,376,774	$1,133,783
Oil sales	1,936	22,873	6,324	61,571
Total oil and gas sales	996,915	511,176	2,383,098	1,195,354
Gas services	193,090	—	322,575	—
Total revenues	1,190,005	511,176	2,705,673	1,195,354
Operating expenses:
Production and ad valorem taxes	24,531	16,675	60,080	36,468
Gathering and transportation	44,740	35,402	113,797	96,596
Lease operating	28,608	26,576	79,873	77,150
Exploration	—	—	3,363	—
Depreciation, depletion and amortization	129,065	128,739	354,994	359,313
Gas services	181,818	—	305,271	—
General and administrative	10,165	8,052	27,451	23,952
Gain on sale of assets	—	(14)	(21)	(93)
Total operating expenses	418,927	215,430	944,808	593,386
Operating income	771,078	295,746	1,760,865	601,968
Other income (expenses):
Loss from derivative financial instruments	(271,335)	(510,319)	(781,654)	(756,026)
Other income	56	197	506	1,008
Interest expense	(41,393)	(49,954)	(132,204)	(170,645)
Loss on early retirement of debt	—	—	(46,840)	(352,599)
Total other expenses	(312,672)	(560,076)	(960,192)	(1,278,262)
Income (loss) before income taxes	458,406	(264,330)	800,673	(676,294)
(Provision for) benefit from income taxes	(102,810)	(23,976)	(179,610)	74,168
Net income (loss)	355,596	(288,306)	621,063	(602,126)
Preferred stock dividends	(4,411)	(4,411)	(13,089)	(13,089)
Net income (loss) available to common stockholders	$351,185	$(292,717)	$607,974	$(615,215)

Net income (loss) per share:
Basic	$1.50	$(1.26)	$2.61	$(2.66)
Diluted	$1.28	$(1.26)	$2.24	$(2.66)
Weighted average shares outstanding:
Basic	232,482	231,747	232,170	231,519
Diluted	277,715	231,747	277,605	231,519

COMSTOCK RESOURCES, INC.
OPERATING RESULTS
(In thousands, except per unit amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
		2021			2021
	2022	Pro Forma (3)	As Reported	2022	Pro Forma (3)	As Reported
Gas production (MMcf)	128,902	127,121	128,896	367,758	361,248	366,272
Oil production (Mbbls)	21	29	346	66	75	1,034
Total production (MMcfe)	129,025	127,296	130,968	368,152	361,700	372,474

Natural gas sales	$994,979	$484,012	$488,303	$2,376,774	$1,123,967	$1,133,783
Natural gas hedging settlements (1)	(304,489)	(114,538)	(114,538)	(679,038)	(138,907)	(138,907)
Total natural gas including hedging	690,490	369,474	373,765	1,697,736	985,060	994,876
Oil sales	1,936	1,941	22,873	6,324	4,684	61,571
Oil hedging settlements (1)	—	—	(2,606)	—	—	(5,489)
Total oil including hedging	1,936	1,941	20,267	6,324	4,684	56,082
Total oil and gas sales including hedging	$692,426	$371,415	$394,032	$1,704,060	$989,744	$1,050,958

Average gas price (per Mcf)	$7.72	$3.81	$3.79	$6.46	$3.11	$3.10
Average gas price including hedging (per Mcf)	$5.36	$2.91	$2.90	$4.62	$2.73	$2.72
Average oil price (per barrel)	$92.19	$66.93	$66.11	$95.82	$62.45	$59.55
Average oil price including hedging (per barrel)	$92.19	$66.93	$58.58	$95.82	$62.45	$54.24
Average price (per Mcfe)	$7.73	$3.82	$3.90	$6.47	$3.12	$3.21
Average price including hedging (per Mcfe)	$5.37	$2.92	$3.01	$4.63	$2.74	$2.82

Production and ad valorem taxes	$24,531	$14,508	$16,675	$60,080	$30,589	$36,468
Gathering and transportation	44,740	35,349	35,402	113,797	96,543	96,596
Lease operating	28,608	23,747	26,576	79,873	67,613	77,150
Cash general and administrative (2)	8,323	6,250	6,250	22,533	18,661	18,661
Total production costs	$106,202	$79,854	$84,903	$276,283	$213,406	$228,875

Production and ad valorem taxes (per Mcfe)	$0.19	$0.11	$0.13	$0.16	$0.08	$0.09
Gathering and transportation (per Mcfe)	0.35	0.28	0.27	0.31	0.27	0.26
Lease operating (per Mcfe)	0.22	0.19	0.20	0.22	0.19	0.21
Cash general and administrative (per Mcfe)	0.06	0.05	0.05	0.06	0.05	0.05
Total production costs (per Mcfe)	$0.82	$0.63	$0.65	$0.75	$0.59	$0.61

Unhedged operating margin	89%	84%	83%	88%	81%	81%
Hedged operating margin	85%	79%	78%	84%	78%	78%

Oil and gas capital expenditures:
Proved property acquisitions	$—	$—	$—	$205	$—	$—
Unproved property acquisitions	12,214	5,248	5,248	37,396	18,649	18,649
Total oil and gas properties acquisitions	$12,214	$5,248	$5,248	$37,601	$18,649	$18,649
Exploration and development:
Development leasehold	$3,011	$721	$733	$8,298	$6,759	$6,794
Exploratory drilling and completion	18,606	—	—	49,003	—	—
Development drilling and completion	204,954	141,637	141,637	619,373	454,524	454,524
Other development costs	15,563	17,171	18,719	52,500	22,511	26,795
Total exploration and development capital expenditures	$242,134	$159,529	$161,089	$729,174	$483,794	$488,113

(1)Included in gain (loss) from derivative financial instruments in operating results.
(2)Excludes stock-based compensation.
(3)Excludes results of the Company's Bakken shale assets, which were sold in October 2021.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
ADJUSTED NET INCOME AVAILABLE TO COMMON STOCKHOLDERS:
Net income (loss) available to common stockholders	$351,185	$(292,717)	$607,974	$(615,215)
Unrealized (gain) loss from derivative financial instruments	(33,154)	392,870	102,616	610,764
Loss on early retirement of debt	—	—	46,840	352,599
Non-cash interest amortization from adjusting debt assumed in acquisition to fair value	—	2,565	4,174	9,962
Exploration expense	—	—	3,363	—
Gain on sale of assets	—	(14)	(21)	(93)
Adjustment to (provision for) benefit from income taxes	7,580	(11,169)	(29,959)	(153,777)
Adjusted net income available to common stockholders (1)	$325,611	$91,535	$734,987	$204,240

Adjusted net income available to common stockholders per share (2)	$1.18	$0.35	$2.68	$0.79

Diluted shares outstanding	277,715	276,886	277,605	276,368

ADJUSTED EBITDAX:
Net income (loss)	$355,596	$(288,306)	$621,063	$(602,126)
Interest expense (3)	41,393	50,259	132,204	171,511
Income taxes	102,810	23,976	179,610	(74,168)
Depreciation, depletion, and amortization	129,065	128,739	354,994	359,313
Exploration	—	—	3,363	—
Unrealized (gain) loss from derivative financial instruments	(33,154)	392,870	102,616	610,764
Stock-based compensation	1,842	1,802	4,918	5,291
Loss on early extinguishment of debt	—	—	46,840	352,599
Gain on sale of assets	—	(14)	(21)	(93)
Total Adjusted EBITDAX (4)	$597,552	$309,326	$1,445,587	$823,091

(1)Adjusted net income available to common stockholders is presented because of its acceptance by investors and by Comstock management as an indicator of the Company's profitability excluding loss on early retirement of debt, non-cash unrealized gains and losses on derivative financial instruments, gains and losses on sales of assets and other unusual items.
(2)Adjusted net income available to common stockholders per share is calculated to include the dilutive effects of unvested restricted stock pursuant to the two-class method and performance stock units and preferred stock pursuant to the treasury stock method.
(3)Includes realized gains or losses from interest rate derivative financial instruments.
(4)Adjusted EBITDAX is presented in the earnings release because management believes that adjusted EBITDAX, which represents Comstock's results from operations before interest, income taxes, and certain non-cash items, including loss on early retirement of debt, depreciation, depletion and amortization and exploration expense, is a common alternative measure of operating performance used by certain investors and financial analysts.

COMSTOCK RESOURCES, INC.
NON-GAAP FINANCIAL MEASURES
(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
OPERATING CASH FLOW(1):
Net income (loss)	$355,596	$(288,306)	$621,063	$(602,126)
Reconciling items:
Unrealized (gain) loss from derivative financial instruments	(33,154)	392,870	102,616	610,764
Deferred income taxes (benefit)	78,060	16,339	148,389	(84,942)
Depreciation, depletion and amortization	129,065	128,739	354,994	359,313
Loss on early retirement of debt	—	—	46,840	352,599
Amortization of debt discount and issuance costs	1,444	4,012	8,542	17,587
Stock-based compensation	1,842	1,802	4,918	5,291
Gain on sale of assets	—	(14)	(21)	(93)
Operating cash flow	$532,853	$255,442	$1,287,341	$658,393
Increase in accounts receivable	(155,682)	(57,189)	(359,600)	(97,379)
(Increase) decrease in other current assets	(15,494)	(4,678)	(25,214)	850
Increase in accounts payable and accrued expenses	156,873	39,395	301,956	56,689
Net cash provided by operating activities	$518,550	$232,970	$1,204,483	$618,553

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
FREE CASH FLOW(2):
Operating cash flow	$532,853	$255,442	$1,287,341	$658,393
Less:
Exploration and development capital expenditures	(242,134)	(161,089)	(729,174)	(488,113)
Other capital expenditures	(603)	(23)	(713)	(69)
Preferred dividends	(4,411)	(4,411)	(13,089)	(13,089)
Free cash flow from operations	$285,705	$89,919	$544,365	$157,122
Acquisitions	(12,347)	(5,248)	(54,492)	(18,649)
Proceeds from divestitures	—	50	93	261
Free cash flow after acquisition and divestiture activity	$273,358	$84,721	$489,966	$138,734

(1)Operating cash flow is presented in the earnings release because management believes it to be useful to investors as a common alternative measure of cash flows which excludes changes to other working capital accounts.
(2)Free cash flow from operations and free cash flow after acquisition and divestiture activity are presented in the earnings release because management believes them to be useful indicators of the Company's ability to internally fund acquisitions and debt maturities after exploration and development capital expenditures, preferred dividend payments, proved and unproved property acquisitions, and proceeds from divestiture of oil and gas properties.

COMSTOCK RESOURCES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30, 2022	December 31, 2021
ASSETS
Cash and cash equivalents	$38,648	$30,663
Accounts receivable	627,338	267,738
Derivative financial instruments	2,368	5,258
Other current assets	40,470	15,077
Total current assets	708,824	318,736
Property and equipment, net	4,440,022	4,007,146
Goodwill	335,897	335,897
Operating lease right-of-use assets	99,622	6,450
	$5,584,365	$4,668,229

LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable	$617,463	$314,569
Accrued costs	150,327	135,026
Operating leases	38,024	2,444
Derivative financial instruments	285,713	181,945
Total current liabilities	1,091,527	633,984
Long-term debt	2,261,697	2,615,235
Deferred income taxes	345,806	197,417
Derivative financial instruments	—	4,042
Long-term operating leases	61,676	4,075
Asset retirement obligation	29,235	25,673
Other non-current liabilities	8	24
Total liabilities	3,789,949	3,480,450
Mezzanine Equity:
Preferred stock	175,000	175,000
Stockholders' Equity:
Common stock	116,879	116,462
Additional paid-in capital	1,098,605	1,100,359
Accumulated earnings (deficit)	403,932	(204,042)
Total stockholders' equity	1,619,416	1,012,779
	$5,584,365	$4,668,229